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                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2000


                                   FORTEL INC.
                          (formerly Zitel Corporation)
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


       0-12194                                            94-2566313
(Commission File No.)                         (IRS Employer Identification No.)


                            46832 LAKEVIEW BOULEVARD
                            FREMONT, CALIFORNIA 94538
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 440-9600


                                       1.
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ITEM 5.       OTHER EVENTS

         On July 18, 2000, FORTEL Inc. entered into a Securities Purchase Agreement with two institutional purchasers under which it sold 2,191,781 shares of its authorized but unissued common stock for a gross purchase price of $5,000,000. The purchase price per share was equal to the average closing bid price of the common stock as reported by Bloomberg Information Services, Inc. on the five trading days prior to the transaction.

         The purchasers also received Repricing Warrants for each share of common stock purchased which expire after eighteen months and terminate (1) upon disposition of the related shares of common stock by the purchasers, and (2) after the per share closing bid price of the common stock, as reported by Bloomberg, has been equal to or greater than $4.5625 for twenty two consecutive trading days following the effective date of a registration statement registering the share for resale by the purchasers.

         The Repricing Warrants may be exercised at a price of $.001 per share on any day on which the average of the two lowest closing bid prices of the common stock, as reported by Bloomberg, on the ten trading days prior to the exercise date is lower than $2.7375 per share. The number of shares issuable upon each exercise is equal to (a) the number of shares as to which the warrant has been exercised multiplied by (b) the difference between $2.7375 and such lower average price divided by such lower average price.

         FORTEL also entered into a Registration Rights Agreement with the purchasers under which it agreed to register for resale under the Securities Act of 1933, as amended, the shares of common stock sold on July 18, 2000 and any shares which may be issued upon exercise of the Repricing Warrants.

         The foregoing constitutes only a summary of certain of the terms of the Securities Purchase Agreement, Registration Rights Agreement and Repricing Warrants, copies of which are attached as Exhibits to this Report. Readers are urged to review those Exhibits for the full terms and conditions of those agreements.



ITEM 7.       EXHIBITS

         (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

             Exhibit 10(a) Securities Purchase Agreement dated as of
             July 18, 2000

             Exhibit 10(b) Registration Rights Agreement dated as of
             July 18, 2000

             Exhibit 10(c) Form of Repricing Warrants dated as of
             July 18, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   FORTEL INC.


Dated:  July 27, 2000                      By: /s/
                                              -------------------------
                                              Anna M. McCann
                                              Chief Financial Officer



                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

10(a)             Securities Purchase Agreement

10(b)             Registration Rights Agreement

10(c)             Form of Repricing Warrants




                                       3.